UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 18, 2025

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-31568	04-2619298

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

39 Brighton Avenue, Allston, Massachusetts	02134

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange 850 on which registered
CLASS A LIMITED PARTNERSHIP UNITS	NEN	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 18, 2025, Hill Estates NERA, LLC, a Delaware limited liability company (the “Hill Estates” or “Borrower”), a wholly-owned subsidiary of New England Realty Associates Limited Partnership, a Massachusetts limited partnership (the “Partnership”), entered into an Interim Loan Agreement (the “Loan Agreement”) with KeyBank National Association, a national banking association (“Lender”). Pursuant to the Loan Agreement, the Lender agreed to provide a loan in the principal amount of $67,500,000 (the “Loan”), with the Partnership acting as the Guarantor (as defined in the Loan Agreement).

The purpose of the Loan is to fund the acquisition of the Hill Estates properties (as defined in the Loan Agreement), specifically for the purchase of land located in the City of Belmont, County of Middlesex, Commonwealth of Massachusetts, together with the improvements located thereon, consisting of twenty-eight (28) building(s), containing a total of three hundred ninety-six (396) residential units, four (4) commercial units, parking areas containing five hundred eighty-nine (589) parking spaces, and other improvements. (See item 2.01 of this Current Report.)

Commencing on July 10, 2025, and on the tenth (10th) day of every calendar month thereafter during the term of the Loan, Borrower shall pay to Lender all interest accrued and unpaid through the end of the previous month. Interest on the Note is payable on a monthly basis at a floating interest rate of the SOFR rate plus 150 basis points. The principal amount of the Note is due and payable on December 17, 2025.

Borrower shall have the right to make prepayments of the Loan, in whole or in part, without prepayment penalty, upon not less than seven (7) days prior written notice to Lender. No prepayment of all or part of the Loan shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all Breakage Costs (as defined in the Loan Agreement) and attorneys’ fees and disbursements incurred by Lender as a result of the prepayment.

On June 18, 2025, in connection with the Loan Agreement, the Borrower and the Lender entered into a promissory note (the “Note”) executed by the Borrower in favor of the Lender pursuant to the terms of the Loan Agreement. The Note evidences the Loan (as defined in the Loan Agreement), and the Borrower’s payment obligations under the Note are governed by the provisions of the Loan Agreement.

The Loan is secured by a mortgage on the Property, as defined in the Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing Agreement between the Borrower and the Lender dated June 18, 2025 (the “Mortgage”) and payments under the Loan Agreement are guaranteed pursuant to the Limited Recourse Guaranty Agreement dated June 18, 2025 (the “Guaranty”) executed by the Partnership in favor of KeyBank.

The descriptions of the terms of the Loan Agreement, Note, Mortgage, and Guaranty are qualified in their entirety by reference to the full text of the respective documents, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 18, 2025, Hill Estates, a wholly-owned subsidiary of New England Realty Associates Limited Partnership (the “Partnership”), Oak Realty and Service Company, LLC, a Delaware limited liability company, Vale Realty and Service Company, LLC, a Massachusetts limited liability company and Digiovanni Bros., Inc., a Massachusetts corporation (collectively, the “Seller”) consummated the closing of the acquisition pursuant to the Purchase and Sale Agreement dated as of April 15, 2025 (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, Hill Estates acquired a multifamily and commercial real property located at 49-51-53-55 Hill Road, 10-12-22-24 Vale Road and 7-45 Hill Road, 10-16 Pond Street, 18-24 Pond Street, 26-32 Pond Street, 34-40 Pond Street, 66-72 Pond Street, 74-80 Pond Street, 6-8 Pond Street, 13-19 Pond Street, 14-20 Hill Road, 22-28 Hill Road, 30-36 Hill Road, 38-44 Hill Road, 46-52 Hill Road, 42-48 Pond Street, 45-51 Pond Street, 50-56 Pond Street, 53-59 Pond Street, 58-64 Pond Street, 21-27 Pond Street, 29-35 Pond Street, and 37-43 Pond Street (the “Hill Estates Properties”), together with commercial properties located at 1 Vale Road (aka 4 Vale Road), 4 Hill Road and 55 Brighton Street, Belmont, Massachusetts (the “Property”) for an aggregate purchase price of $172,000,000 in cash (the “Acquisition”).

Hill Estates funded the $104,500,000 cash portion of the purchase price out of the cash reserves and the remaining $67,500,000 financed from the proceeds of the Loan described in Items 1.01 and 2.03.

In addition, as part of the acquisition, Brighton 26 & Concord 90 NERA, LLC, a Massachusetts limited liability company, a wholly-owned subsidiary of the Partnership, purchased two non-contiguous commercial properties located at 26 Brighton Avenue, and 90 Concord Avenue, Belmont, Massachusetts from Oak Realty and Service Company, LLC, Vale Realty and Service Company, LLC and Digiovanni Bros., Inc. for an aggregate purchase price of $3,000,000 funded with cash.

The Purchase Agreement was previously filed as Exhibit 10.1 to the Partnership’s current report on Form 8-K, filed with the Securities and Exchange Commission on April 17, 2025.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 19, 2025, the Partnership issued a press release announcing, among other things, the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the federal securities laws. Although the Company has not made projections or forecasts, any statements contained herein that are not strictly historical facts, including statements relating to potential future impacts of the completed acquisition or the Company’s future plans or expectations, may be deemed to be forward-looking statements.

These statements are based on current assumptions and expectations and are subject to risks and uncertainties that could cause actual results to differ materially. Readers are cautioned not to place undue reliance on any forward-looking statements. The Partnership undertakes no obligation to update or revise any forward-looking statements, except as required by law.

Item 9.01.

Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
10.1*	Interim Loan Agreement, dated June 18, 2025, by and between Hill Estates Nera, LLC a Delaware limited liability company and KEYBANK National Association, a national banking association
10.2	Promissory Note, dated June 18, 2025, by Hill Estates Nera, LLC, a Delaware limited liability company in favor of KEYBANK National Association, a national banking association
10.3	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 18, 2025, by Hill Estates Nera, LLC, a Delaware limited liability company, in favor of KEYBANK National Association, its successors and assigns
10.4	Limited Recourse Guaranty Agreement, effective as of June 18, 2025, by New England Realty Associates Limited Partnership, a Massachusetts limited partnership, in favor of KEYBANK National Association, a national banking association, its successors, participants, and assigns
99.1	Press Release, dated June 18, 2025, announcing conclusion of the consummation of the Hill Estates acquisition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulations S-K but will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

	By:	NewReal, Inc., its General Partner

		By	/s/ Jameson Brown
Jameson Brown, its Treasurer
Date June 25, 2025